GLG Partners, Inc. April 15, 2008 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains statements relating to future results (including certain projections and business trends) of GLG Partners, Inc. ("GLG") that are forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: market conditions for GLG managed investment funds; performance of GLG managed investment funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the cost of retaining GLG's key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG's business in size and geographically; operational risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG's resources; risks related to the use of leverage, the use of derivatives, interest rates and currency fluctuations, as well as other risks and uncertainties, including those set forth in GLG's filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

GLG IS RESTATING 2007 and 2006 HISTORICAL RESULTS The restatement reflects a change in interpretation as to how our limited partner profit share is presented under GAAP. Non GAAP Adjusted Net Income and Operating Cash Flow are unaffected. Background on our limited partner profit share - in mid-2006, GLG entered into partnerships with a number of its key personnel. These individuals: Ceased being employees and became holders of direct or indirect limited partnership interests in GLG entities and provide services to GLG directly or through two limited liability partnerships. Are entitled to: Priority drawings paid as a partnership draw: a fixed base limited partner profit share and a variable limited partner profit share which is contractually linked to management fees and performance fees attributable to the individuals concerned. Discretionary limited partner profit share distribution determined by management in its sole discretion after year end. 1

Operating Cash Flow and Non GAAP Adjusted Net Income Unchanged The pre-restatement GAAP presentation treated discretionary limited partner profit share as a minority interest, post the Freedom transaction1, reducing GAAP Net Income to derive GAAP Net Income Available to Common Shareholders for the period when paid. Most of the limited partner profit share generated in 2007 was paid in 1Q 2008 and would have reduced earnings in 2008. GLG management has believed it is more appropriate to treat limited partner profit share as an expense in assessing business performance and accordingly had developed a series of non GAAP financial measures to reflect this. Specifically, GLG management developed the non GAAP measure, "Non GAAP PSCB", which added limited partner profit share to employee compensation expense to show the total cost of services provided to GLG by both participants in the limited partner profit share arrangement and employees. GLG management also developed the non GAAP measure, "Adjusted Net Income", which, among other things, adjusts GAAP net income for the difference between GAAP compensation expense and Non GAAP PSCB. The post-restatement GAAP presentation treats limited partner profit share as an operating expense during the period when the related services are performed. Accordingly, the limited partner profit share paid in 1Q 2008 associated with services provided in 2007 will now be an operating expense accrued in 2007. Limited partner profit share paid in 2007 associated with services provided in 2006 will be treated in a similar manner. The new treatment reflects solely a timing and financial statement geography change. 2 1 Pre-Freedom transaction - limited partner profit share was included within the statement of changes in stockholders equity.

Income Statement Impact - A Geography and Timing Change: Non GAAP Adjusted Net Income Unchanged HISTORIC PRESENTATION NEW PRESENTATION ($ thousands) 4Q2007 2007 Total net revenues and other income 446,529 1,040,118 Employee compensation and benefits (699,687) (810,212) Other expenses (62,615) (170,576) GAAP net income (315,773) 59,330 Add: Share-based and other compensation associated with the Freedom acquisition 639,077 639,077 Deduct: Limited partner profit share (193,500) (401,000) Deduct: Cumulative dividends (2,723) (2,723) Non GAAP adjusted net income 127,081 294,684 ($ thousands) 4Q2007 2007 Total net revenues and other income 446,529 1,040,118 Employee compensation and benefits (699,687) (810,212) Limited partner profit share (193,500) (401,000) Other expenses (62,615) (170,576) GAAP net income (509,273) (341,670) Add: Share-based and other compensation associated with the Freedom acquisition 639,077 639,077 Deduct: Cumulative dividends (2,723) (2,723) Non GAAP adjusted net income 127,081 294,684 GAAP net income (315,773) 59,330 Less minority interests (FA Sub 2 Ltd, GLG Holdings / GLG Inc.) 46,529 46,529 Less minority interests (limited partner profit share)1 (10,514) (10,514) Less cumulative dividends (2,723) (2,723) GAAP net income attributable to common shareholders (282,481) 92,622 GAAP net income (509,273) (341,670) Less minority interests (FA Sub 2 Ltd, GLG Holdings/GLG Inc.) 33,885 33,885 Less cumulative dividends (2,723) (2,723) GAAP net income attributable to common shareholders (478,111) (310,508) 3 1 Under the historical presentation, $359.2 million would have been recorded in 1Q 2008 as a component of minority interest (limited partner profit share) reflecting distributions declared in 2008 associated with services provided in 2007.

Balance Sheet Impact: Limited Partner Profit Share Accruals Now Reflected HISTORIC PRESENTATION NEW PRESENTATION ($ thousands) 2007 2006 Total Assets 984,137 557,377 Current Liabilities Accrued compensation and benefits 108,679 102,507 Other current liabilities 190,480 78,366 Total Current Liabilities 299,159 180,873 Total Non-Current Liabilities 593,099 14,552 Total Liabilities 892,258 195,425 Total Stockholders' Equity 91,879 361,952 Total Liabilities and Stockholders' Equity 984,137 557,377 ($ thousands) 2007 2006 Total Assets 984,137 557,377 Current Liabilities Accrued compensation and benefits 108,679 102,507 Accrued limited partner profit share 359,208 186,794 Other current liabilities 190,480 78,366 Total Current Liabilities 658,367 367,667 Total Non-Current Liabilities 571,911 14,552 Total Liabilities 1,230,278 382,219 Total Stockholders' Equity (246,141) 175,158 Total Liabilities and Stockholders' Equity 984,137 557,377 4

Cash Flow Statement Impact: Operating, Investing and Financing Cash Flows Unchanged HISTORIC PRESENTATION NEW PRESENTATION ($ thousands) 2007 2006 Net cash provided by operating activities 376,272 204,539 Net cash used in investing activities (124,888) (4,704) Net cash used in financing activities (95,437) (164,792) ($ thousands) 2007 2006 Net cash provided by operating activities 376,272 204,539 Net cash used in investing activities (124,888) (4,704) Net cash used in financing activities (95,437) (164,792) 5

APPENDIX

Limited Partner Profit Share: A Timing and Geography Change 6 Pre-restatement GAAP & Non GAAP Post-restatement GAAP & Non GAAP Geography Change GAAP: Pre-Freedom transaction - limited partner profit share was included within the statement of changes in stockholders equity Post-Freedom transaction - limited partner profit share was treated as a minority interest reducing GAAP Net Income to derive GAAP Net Income Available to Common Shareholders Non GAAP: GLG management has believed it is more appropriate to treat limited partner profit share as an expense in assessing business performance. Accordingly GLG Management developed the following Non GAAP measures: - "Non GAAP PSCB" which added limited partner profit share to employee compensation expense to show the total cost of services provided to GLG by both participants in the limited partner profit share arrangement and employees - "Adjusted Net Income" which, among other things, adjusts GAAP net income for the difference between GAAP compensation expense and Non GAAP PSCB GAAP: Pre- and post-Freedom transaction, limited partner profit share is treated as an operating expense labeled "limited partner profit share" No impact on operating cash flows Non GAAP: As the GAAP operating expenses now include limited partner profit share similar to that previously included as a non GAAP adjustment to GAAP compensation and benefits, there is no impact on the measure non GAAP PSCB when compared to the pre-restatement presentation of non GAAP PSCB. Non GAAP adjusted net income is also unaffected. Timing Change Limited partner profit share recognized in the period in which it was declared, e.g. limited partner profit share paid in 2007 associated with services provided in 2006 was recognized in 2007 Limited partner profit share is treated as an operating expense during the period when the related performance-based revenues are recognized, e.g. the limited partner profit share paid in 2007 associated with services provided in 2006 will now be recognized in 2006

NON GAAP MEASURES Non GAAP PSCB: GLG's management assesses its personnel related expenses based on the measure non GAAP comprehensive limited partner profit share, compensation and benefits, or non GAAP PSCB. Prior to the restatement, non GAAP PSCB reflected GAAP employee compensation and benefits, adjusted to include limited partner profit share attributable to certain key personnel who are holders of direct or indirect limited partnership interests in certain GLG entities and to exclude acquisition-related share-based and other compensation and costs related to the acquisition by Freedom Acquisition Holdings Inc. ("Freedom") of GLG Partners LP and associated entities. Following the restatement, non GAAP PSCB reflects GAAP employee compensation and benefits and limited partner profit share adjusted to exclude acquisition-related share-based and other compensation and costs related to the acquisition by Freedom of GLG Partners LP and associated entities. Non GAAP PSCB is not a measure of financial performance under GAAP and should not be considered as an alternative to employee compensation and benefits Non GAAP Adjusted Net Income: GLG's management assesses the underlying performance of its business based on the measure "adjusted net income", which adjusts for (1) the difference between GAAP employee compensation and benefits and non GAAP PSCB as described above and (2) the cumulative dividends payable to the holder of exchangeable shares of our FA Sub 2 Limited subsidiary in respect of our estimate of the net taxable income of FA Sub 2 Limited allocable to such holder multiplied by an assumed tax rate. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP net income as an indicator of GLG's operating performance or any other measures of performance derived in accordance with GAAP. 7